Exhibit 26(e)
                      Policy Application Form Number OL4138



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
[logo]PHOENIX(R)  PHOENIX LIFE INSURANCE COMPANY    For Overnight Delivery                                  [EASY LIFE]
                  PO Box 8027                       ----------------------                        INSURANCE APPLICATION
                  Boston MA 02266-8027              PHOENIX LIFE INSURANCE COMPANY
                                                    66 Brooks Drive Suite 8027
                  Underwriting Service Center       Braintree MA 02184
=======================================================================================================================
SECTION I - PROPOSED INSURED INFORMATION
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Name (First, Middle, Last)                               Sex               Date of Birth (mm/dd/yyyy)
                                                         [ ] M [ ] F
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Birth State     Birth Country                U.S. Citizen                  Other Income
                                             [ ] Y [ ] N                   $
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Social Security Number             Driver's License Number                 State

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Residence Street Address (include Apt #)            City                State   ZIP Code          Home Telephone #
                                                                                                  (    )
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Current Employer                                      Years of Service     Current Occupation

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Employer's Street Address                           City                State   ZIP Code          Home Telephone #
                                                                                                  (    )
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HAVE YOU USED TOBACCO OR NICOTINE PRODUCTS IN ANY FORM OR USED MARIJUANA IN THE LAST 12 MONTHS? [ ] YES [ ] NO
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SECTION II - OWNERSHIP (SELECT ONE, IF B IS ELECTED, COMPLETE THE FOLLOWING)
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[ ] A. Insured   [ ] B. Other (If Owner is a Trust please complete Certification of Trust Agreement - OL4132)
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Primary Owner's Name    Social Security Number/Tax ID    Date of Birth (mm/dd/yyyy)    Relationship to Proposed Insured
(First, Middle, Last)

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Primary Owner's Street Address (include Apt #)      City                State   ZIP Code          Home Telephone #
                                                                                                  (    )
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Email Address

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SECTION III - BENEFICIARY DESIGNATION
UNLESS OTHERWISE SPECIFIED, PAYMENTS WILL BE SHARED EQUALLY BY ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PROPOSED
INSURED OR IF NONE, BY ALL CONTINGENT BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED. ONLY THE OWNER(S) HAS THE RIGHT
TO CHANGE THE BENEFICIARY(S) UNLESS OTHERWISE STATED.
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Primary Beneficiary(ies)              Date of Birth     Social Security # or Tax ID #     Relationship to      % Share
Name(s) (First, Middle, Last)         (mm/dd/yyyy)            (if available)             Proposed Insured(s)



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Contingent Beneficiary(ies)           Date of Birth     Social Security # or Tax ID #     Relationship to      % Share
Name(s) (First, Middle, Last)         (mm/dd/yyyy)            (if available)             Proposed Insured(s)



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TO QUALIFY FOR PAYMENT, BENEFICIARY(S) MUST BE LIVING: (IF NONE CHECKED, A WILL APPLY)
[ ] A. at the Proposed Insured's death   [ ] B. on the 30th day after the date of the Proposed Insured's death
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SECTION IV - COVERAGE APPLIED FOR [EASY LIFE]
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Basic Policy Face Amount $________________________________   Annual Premium Amount $________________________________
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SECTION V - MODE OF PREMIUM PAYMENT
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First Year Anticipation BILLED Premium
$
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[ ] Annual   [ ] Semi-Annual   [ ] Quarterly   [ ] Phoenix Check-O-Matic (PCS)   [ ] Single Premium Immediate Fixed
                                                                                     Annuity (SPIA)
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OL4138NY                                 1                                 12-04


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SEND PREMIUM NOTICES TO (IN ADDITION TO OWNER)

[ ] INSURED AT:       [ ] HOME ADDRESS      [ ] BUSINESS ADDRESS      [ ] OTHER

NAME (FIRST, MIDDLE, LAST)_____________________________________________________

STREET ADDRESS_________________________________________________________________

CITY__________________ STATE____ ZIP CODE_______ RELATIONSHIP TO OWNER__________
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TEMPORARY MONEY MARKET ALLOCATION
If the state of issue does not require refund of premium during the Right to Cancel Period, but you prefer to temporarily allocate your premiums to the Money
Market sub-account until the end of the Right to Cancel Period, as stated in the policy, indicate: [ ] Yes [ ] No
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TELEPHONE/ELECTRONIC AUTHORIZATION
I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By checking "Yes", I am authorizing and directing the Company to act on telephone or electronic instructions from my licensed producer who can furnish proper identification. The Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, the Company and its affiliates and their directors, trustees, officers, employees, representatives and/or producers, will be held harmless for any claim, liability, loss or cost.
[ ] Yes [ ] No
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SECTION VI - SUITABILITY
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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY AND THE
DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN CONDITIONS AND THAT THE
DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE
IN AMOUNT OR DURATION BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING
SUBACCOUNTS?  [ ] YES [ ] NO

IF YOU ARE PURCHASING A VARIABLE LIFE POLICY, DO YOU BELIEVE IT IS SUITABLE TO
MEET YOUR FINANCIAL OBJECTIVES?  [ ] YES [ ] NO

IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, YOU CONFIRM THAT YOU HAVE RECEIVED
THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUND.
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ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH
SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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SECTION VII - EXISTING LIFE INSURANCE
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YES    NO
[ ]    [ ]    1. With this policy, do you plan to replace (in whole or in part, now or in the future) any existing insurance or annuity in force?

[ ]    [ ]    2. Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicant(s), or the
                 insured(s) or the owner(s) or the annuitant?

[ ]    [ ]    3. Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or
                 otherwise) to pay any initial or subsequent premium(s) for this policy?
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For all "Yes" answers above, please provide the following information. IF NO
COVERAGE IN FORCE, CHECK HERE [  ]

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          Company       Issue Date         Plan             Amount         Pers/Bus            Replacing
                        (mm/yyyy)                                                               Y    N
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
                                                         $                 [ ]  [ ]            [ ]  [ ]
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                                                         $                 [ ]  [ ]            [ ]  [ ]
--------------------------------------------------------------------------------------------------------
                                                         $                 [ ]  [ ]            [ ]  [ ]
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                                                         $                 [ ]  [ ]            [ ]  [ ]
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                                                         $                 [ ]  [ ]            [ ]  [ ]
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                                                         $                 [ ]  [ ]            [ ]  [ ]
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                        Total Life Insurance in force    $
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SECTION VIII - MEDICAL HISTORY

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Personal Physician or Health Care Provider Name (if None, please indicate):

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Street Address, City, State, ZIP Code

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Telephone #
(       )
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Most Recent Visit Date    Reason for Visit         Results of Treatment (if any)
(mm/dd/yyyy)
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Height                      Has your weight changed by 10 pounds or more in the
                            past 2 years?  [ ] Yes  [ ] No

--------------------------- If "Yes", how much _____ pounds  [ ] Gain  [ ] Loss
Weight


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OL4138NY                                 2                                 12-04

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SECTION VIII - MEDICAL HISTORY - (CONTINUED)
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
                  To the best of your knowledge and belief, have you:
[ ] Yes [ ] No    1.  Ever had or been treated for high blood pressure, chest pain, heart disease, stroke, lung disorder, cancer, diabetes, kidney disease, liver disease, mental or nervous disorder, tumor, brain or neurological disease, gastrointestinal disease, or connective tissue disease? If "Yes", give details.
                      DETAILS:


[ ] Yes [ ] No    2.  In the last 5 years received counseling or treatment for alcohol or other drug use? If "Yes", give details.
                      DETAILS:


[ ] Yes [ ] No    3.  Ever been diagnosed or treated by a medical professional for Acquired Immune Deficiency Syndrome (AIDS) or
                      AIDS Related Complex (ARC)? If "Yes", give details.
                      DETAILS:


[ ] Yes [ ] No    4.  Other than above, have you had any other physical or psychological disorder or been treated by a physician or other health care provider for any reason in the last 5 years? If "Yes", give details.
                      DETAILS:
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SECTION IX - ADDITIONAL INFORMATION
Give full details for all "Yes" answers below. If necessary, use an additional piece of paper and please sign it.
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[ ] Yes [ ] No    1.  Have you ever applied for life, accident, disability or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes," give date, company and reason).

                      Date (mm/dd/yyyy):                     Company:                  Reason:


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[ ] Yes [ ] No    2.  Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force).

                      Company(ies):                                                    Total Amount to be placed in force:


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[ ] Yes [ ] No    3.  Do you intend to travel or reside outside of the United States or Canada? (If "Yes," state where, how long and purpose).

                      Location City, Country:                Purpose:                  How Long: (Specify weeks, months, years)


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[ ] Yes [ ] No    4.  Have you flown during the past 3 years as a pilot, student pilot or crew member or do you plan to do so?
                      (If "Yes," complete Aviation Questionnaire).


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[ ] Yes [ ] No    5.  Have you participated in the past 3 years or plan to engage in any extreme sport activities such as motorized vehicle racing, parachute jumping, underwater diving, or any other extreme avocation? (If "Yes," complete
                      Avocation Questionnaire).


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[ ] Yes [ ] No    6.  Have you ever been convicted of a felony? (If "Yes," give details).
                      DETAILS:


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[ ] Yes [ ] No    7.  Have you ever been convicted of driving under the influence of alcohol or drugs, or had your driver's license been suspended or revoked, or had greater than 2 moving violations in the past 3 years? (If "Yes", give details).
                      DETAILS:



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OL4138NY                                 3                                 12-04
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SECTION X - DETAILS
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Use space below to record all additional details.

Section # _____  Question # _____  DETAILS:




Section # _____  Question # _____  DETAILS:




Section # _____  Question # _____  DETAILS:




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SECTION XI - AUTHORIZATION TO OBTAIN INFORMATION
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I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic or other medically-related facility, insurance company or the Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix Life Insurance Company
(Phoenix) or its reinsurers. The information requested may include information regarding diagnosis and treatment of physical or mental condition, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to Phoenix or its reinsurers any of my information relating to alcohol use, drug use and mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies. To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information
Practices, including information about Investigative Consumer Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 24 months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

[ ] I DO [ ] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be
                      prepared.
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SECTION XII - COMPLETE IF TEMPORARY INSURANCE IS REQUESTED
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IF EITHER OF THE FOLLOWING QUESTIONS BELOW ARE ANSWERED "YES" OR LEFT BLANK, NO
PRODUCER OR BROKER IS AUTHORIZED TO ACCEPT MONEY AND A TEMPORARY INSURANCE
RECEIPT SHALL NOT BE ISSUED, AND NO COVERAGE WILL TAKE EFFECT.
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[ ] YES [ ] NO    1.  Within the past two years have you been treated and/or diagnosed with heart disease, stroke, or cancer or had
                      such treatment recommended?

[ ] YES [ ] NO    2.  Within the past 60 days have you been scheduled or
                      advised to have any diagnostic tests (excluding Human
                      Immunodeficiency Virus) or surgery not yet performed?

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$_______________ has been paid by ______________________________________________
                                          Name, (First, Middle, Last)
to the Licensed Producer indicated in this application, for proposed insurance applied for in this application. This sum is to be applied in accordance with and subject to the terms of the TEMPORARY INSURANCE RECEIPT given in connection with this application and dated the same date as this application. By signing this application, the undersigned confirms that; the terms of the Temporary
Insurance Receipt has been incorporated herein by reference, and he/she has read and agreed to the terms of the Temporary Insurance Receipt and has received a copy of such receipt. CHECK SHOULD BE MADE PAYABLE TO PHOENIX.

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OL4138NY                                 4                                 12-04
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SECTION XIII - SIGNATURE
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I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind the Company, and 2) the Licensed Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred: 1) the policy has been issued by Phoenix and delivered to the owner; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insured;
3) all the representations made in the application remain true, complete and accurate as of the date the policy is delivered to the undersigned Owner, and 4) there has been no change in the health of the proposed insured from the date of this application to the date of delivery of the policy that would change the answers to any of the questions in the application, except as otherwise provided by the Temporary Insurance Receipt.

I understand that if there is any change in my health or physical condition, or if I visit a physician or am hospitalized, subsequent to the date I complete the application or provide any information to be contained in the application, I will inform the Company as soon as possible.

I understand and agree that this application and any attached amendments and supplements constitutes the entire application and will be made a part of the policy. Corrections, additions or changes to this application may be made by Phoenix.

Acceptance of the policy issued with such changes will constitute acceptance of the change(s). No change(s) will be made in classification (including age at issue) plan, amount, or benefits unless agreed to in writing by the Applicant.

Under penalty of perjury, I confirm that 1) the Social Security or Tax
Identification Number shown is correct, and 2) that I am not subject to back-up withholding. This application is attached to and made a part of the policy.

I understand and agree that the policy will be administered as illustrated.
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
Proposed Insured's Signature    STATE SIGNED IN    Witness Signature (Must be signed in presence of     Date (mm/dd/yyyy)
                                                   Proposed Insured)

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Owner's Signature               STATE SIGNED IN    Witness Signature (Must be signed in presence of     Date (mm/dd/yyyy)
                                                   Owner)

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Owner's Signature               STATE SIGNED IN    Witness Signature (Must be signed in presence of     Date (mm/dd/yyyy)
                                                   Owner)

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

The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART)
ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACT IN FORCE
WITH THE POLICY APPLIED FOR?                                      [ ] YES [ ] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER
INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE)
OR ANNUITY TO PAY FOR THE INITIAL OR SUBSEQUENT
PREMIUM(S) FOR THE POLICY APPLIED FOR?                            [ ] YES [ ] NO

ARE THERE ANY LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS
OWNED BY OR ON THE LIFE OF THE APPLICANTS OR THE INSUREDS
OR THE OWNER(S) OR THE ANNUITANT?                                 [ ] YES [ ] NO

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
Licensed Producer's Name (Print First, Middle, Last)           Licensed Producer's Email Address

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Licensed Producer's Signature           Date (mm/dd/yyyy)      Licensed Producer's I.D. #      Licensed Producer's Telephone #

                                                                                               (      )
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




OL4138NY                                 5                                 12-04